UNITED STATES

SECURITES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 05/11/2006

INFORMATION ANALYSIS INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-22405

VA	54-1167364
(State or Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

11240 Waples Mill Rd Ste 201

Fairfax, VA 22030

(Address of Principal Executive Offices, Including Zip Code)

703-383-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02. Results of Operations and Financial Condition

On May 11, 2006, Information Analysis Incorporated issued a press release reporting earnings and other financial results for its first quarter. A copy of this press release, captioned “Information Analysis, Inc. Reports First Quarter Profit”, is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated May 11, 2006, captioned:
“Information Analysis, Inc. Reports First Quarter Profit”

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

INFORMATION ANALYSIS INCORPORATED

Date: May 15, 2006.	By:	/s/ Matthew T. Sands
Matthew T. Sands
Controller

Exhibit Index

Exhibit No.	Description
EX-99.1	IAI Press Release dated May 11, 2006, captioned: “Information Analysis, Inc. Reports First Quarter Profit”